Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668
Vident U.S. Equity Strategy ETFTM (VUSE)
Vident International Equity Strategy ETFTM (VIDI)
Vident U.S. Bond Strategy ETFTM (VBND)
(the “Funds”)

August 31, 2026

Supplement to the Statement of Additional Information (“SAI”),
dated September 30, 2025

Effective September 4, 2026, the following updates are made to the Funds’ SAI:
The following replaces the third paragraph in the section entitled “General Information About The Trust” in the Funds’ SAI:
Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The U.S. Equity ETF and International Equity ETF (the “Equity ETFs”) each generally offer and issue Shares in exchange for a basket of securities included in the applicable Fund’s Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The U.S. Bond ETF generally offers and issues Shares in exchange for cash. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the U.S. Equity ETFTM generally consists of 25,000 Shares and a Creation Unit of the International Equity ETFTM and U.S. Bond ETFTM Fund generally consists of 50,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement with your Statement of Additional Information for future reference.